UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):     April 27, 2010

ART TECHNOLOGY GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26679	04-3141918
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street, Cambridge, Massachusetts	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(617) 386-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Today we issued a press release announcing our results of operations for the quarter ended March 31, 2010. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The information contained in Item 2.02 of this report and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

Effective April 27, 2010, our Board of Directors appointed Gregory Hughes to serve as a Class I director of Art Technology Group, Inc.  Mr. Hughes’ term of office will commence immediately following our 2010 Annual Meeting of Stockholders, currently scheduled for May 24, 2010, and will continue until the 2012 Annual Meeting of Stockholders, and thereafter until his successor is elected and has qualified.  A copy of the press release announcing such appointment is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

Mr. Hughes, age 47, has held various positions at Symantec Corporation, a global leader in information security, storage, and systems management, since July 2005.  Mr. Hughes currently serves as Group President of Symantec’s Enterprise Product Group.  From January 2008 to January 2009, Mr. Hughes served as Chief Strategy Officer, and as Group President, Global Services from April 2007 to January 2008. Mr. Hughes joined Symantec through the Company’s acquisition of Veritas in July 2005 and served as Executive Vice President, Services and Support, from July 2005 to April 2007. At Veritas, he most recently served as Executive Vice President, Global Services from October 2003 to July 2005. Mr. Hughes joined Veritas after a 10-year career at McKinsey & Co., a global management consulting service provider, where he most recently served as a Partner.

Mr. Hughes will be compensated for his services as a director on the same basis as our other non-employee directors pursuant to the Amended and Restated Non-Employee Director Compensation Plan disclosed previously as Exhibit 10.1 to our Quarterly Report on 10-Q filed on November 7, 2008.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

See the Exhibit Index attached to this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ART TECHNOLOGY GROUP, INC.

Date:	April 29, 2010	By:	/s/ Julie M.B. Bradley
Julie M.B. Bradley
Senior Vice President and Chief Financial
Officer

EXHIBIT INDEX

Number	Title

99.1	Press release dated April 29, 2010.